                                                                 Exhibit 10.5(c)

                             AMENDMENT NO. 2 TO THE
                       OWNERSHIP AND OPERATION AGREEMENT

      This Amendment No. 2, effective as of JULY 13, 1998 (the data signed by the last signing party), is made to that certain Ownership and Operation Agreement entered into as of May 6, 1981, as amended by Amendment No. 1 dated as of October 11, 1991, ("Ownership Agreement") by THE MONTANA POWER COMPANY, PUGET SOUND POWER AND LIGHT COMPANY, now PUGET SOUND ENERGY, INC., THE WASHINGTON WATER POWER COMPANY, PORTLAND GENERAL ELECTRIC COMPANY, and PACIFIC POWER & LIGHT COMPANY, now PACIFICORP.

      All terms defined in the Ownership Agreement shall have the same meanings when used in this Amendment No. 2.

      WHEREAS, the last paragraph of Section 24 of the current Ownership Agreement provides that certain transfers or assignments of an interest in the project may not be made unless simultaneously the Owner's or Project User's rights under the Project Agreements which relate to such interest are similarly transferred or assigned to the same Person or Persons, and such Person or Persons have assumed in writing all the duties and obligations of the Owner or Project User making such transfer or assignment under the Project Agreements which relate to the interest being transferred or assigned.

      WHEREAS, because the definition of "Project Agreements" includes the Colstrip Protect Transmission Agreement (Transmission Agreement), this "simultaneous transfer" provision essentially requires for certain transfers or assignments that any Owner or Project User selling all or a part of its interest in Units 3&4 to simultaneously sell its corresponding interest in the Colstrip Project Transmission System (Transmission System).

      WHEREAS, in order to recognize functional unbundling between generation and transmission as required by Federal Energy Regulatory Commission (FERC) regulations, and to allow an Owner or Project User to sell or transfer all or a part of its interest in Units 3&4 without selling or transferring its corresponding interest in the Transmission System as required by this "simultaneous transfer" requirement, the parties agree to amend the first sentence an the last paragraph of Section 24 of the Ownership Agreement and to add a new second sentence, by inserting the following underlined language so that paragraph reads as follows:

            No transfer or assignment of any interest in the Project or any part thereof pursuant to subsections (d), (e), (f) or (g) above may be made unless simultaneously the Owner's or Project User's rights under the Project Agreements (except for the Transmission Agreement) which relate to such interest are similarly transferred or assigned to the same Person or Persons, and such Person or Persons have assumed in writing all the duties and obligations of the Owner or Project User making such transfer or assignment under the Project Agreements (except for the Transmission Agreement which relate to the interest being transferred or assigned. An Owner or Project User may transfer all of its rights to the Project and all Project Agreements (except for the Transmission Agreement) and retain all of its right, title and interest in and to the Transmission System and the Transmission Agreement. Transfers or assignments shall not relieve any Owner or Project User of any obligation hereunder, except to the extent agreed in writing by all other Project

            Users. Any attempted or purported transfer made other than in accordance with this Section 24 either voluntarily or by operation of law shall be void and of no effect.

      NOW, THEREFORE, the parties mutually agree to amend the Ownership Agreement as follows:

      1. The last paragraph of Section 24 is deleted and the following paragraph is inserted in lieu thereof:

            No transfer or assignment of any interest in the Project or any part thereof pursuant to subsections (d), (e), (f) or (g) above may be made unless simultaneously the Owner's or Project User's rights under the Project Agreements (except for the Transmission Agreement) which relate to such interest, are similarly transferred or assigned to the same Person or Persons, and such Person or Persons have assumed in writing all the duties and obligations of the Owner or Project User making such transfer or assignment under the Project Agreement (except for the Transmission Agreement) which relate to the interest being transferred or assigned. An Owner or Project User may transfer all of its rights to the Project and all Project Agreements (except foe the Transmission Agreement) and retain all of its right, title and interest in and to the Transmission System and the Transmission Agreement. Transfer or assignments shall not relieve any Owner or Project User of any obligation hereunder, except to the extent agreed in writing by all other Project Users. Any attempted or purported transfer made other than in accordance with this Section 24 either voluntarily or by operation of law shall be void and of no effect.

      2. The Ownership Agreement, as amended by Amendment No. 1 and this Amendment No. 2, remains in full force and effect.

      IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 2 in several counterparts.

                                             THE MONTANA POWER COMPANY


                                        By:  /s/ [ILLEGIBLE]
                                             -----------------------------------
                                        Its: EXEC. V.P.
                                             -----------------------------------

ATTEST:

/s/  [ILLEGIBLE]
----------------------------------
Secretary

                                             PUGET SOUND POWER & LIGHT COMPANY,
                                             now PUGET SOUND ENERGY, INC.

                                        By:  /s/ [ILLEGIBLE]
                                             -----------------------------------
                                        Its: Vice President, Energy Supply
                                             -----------------------------------

ATTEST:

/s/ [ILLEGIBLE]
----------------------------------
Secretary


                                             THE WASHINGTON WATER POWER COMPANY

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------
ATTEST:

----------------------------------
Secretary


                                             PORTLAND GENERAL ELECTRIC COMPANY

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary


                                             PACIFIC POWER & LIGHT COMPANY,
                                             now PACIFICORP

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary

STATE OF MONTANA              )
                              ) ss.
County of Butte-Silver Bow    )

      On this 22nd day of June, 1998, before me, the undersigned Notary Public in and for the State at Montana, personally appeared Arthur K. Neill, known to me to be the Exec. Vice President of THE MONTANA POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                          /s/ Susan Hawke
                                          -------------------------------------
                                          Notary Public for the State of Montana
                                          Residing at Butte, Montana
                                          My Commission expires 6/1/2000

STATE OF WASHINGTON     )
                        ) ss.
County of King          )

      On this 13th day of July, 1998, before me, the undersigned Notary Public in and for the State of Washington, personally appeared William A. [ILLEGIBLE], known to me to be the Vice President, Energy Supply of PUGET SOUND POWER & LIGHT COMPANY, now PUGET SOUND ENERGY, INC. and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                               /s/ [ILLEGIBLE]
                               -------------------------------------------------
                               Notary Public for the State of Washington
                               Residing at 5615 Evergreen Pt Rd, [ILLEGIBLE], WA My Commission expires 10/17/98

                                             PUGET SOUND POWER & LIGHT COMPANY,
                                             now PUGET SOUND ENERGY

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary


                                             THE WASHINGTON WATER POWER COMPANY

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary


                                             PORTLAND GENERAL ELECTRIC COMPANY

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary


                                             PACIFIC POWER & LIGHT COMPANY,
                                             now PACIFICORP

                                        By:  /s/ [ILLEGIBLE]
                                             -----------------------------------
                                        Its: VICE PRESIDENT
                                             -----------------------------------

ATTEST:

/s/ [ILLEGIBLE]
----------------------------------
Asst. Secretary

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      On this 10th day of July 1998, before me, the undersigned Notary Public in and for the State of Oregon, personally appeared Donald N. Furman, known to me to be the Vice President of PACIFIC POWER & LIGHT COMPANY, now PACIFICORP and acknowledged to me that he executed the within Instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.

---------------------------------
             OFFICIAL SEAL                 /s/ JENNIFER A. WORLTON
[SEAL]    JENNIFER A. WORLTON              -------------------------------------
          NOTARY PUBLIC-OREGON             Notary Public for the State of Oregon
         COMMISSION NO. 313097             Residing at Multnomah County
MY COMMISSION EXPIRES JUN 1, 2002          My Commission expires _______________
---------------------------------

                                             PUGET SOUND POWER & LIGHT COMPANY,
                                             now PUGET SOUND ENERGY

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary


                                             THE WASHINGTON WATER POWER COMPANY

                                        By:  /s/ Jon E. Eliassen
                                             -----------------------------------
                                        Its: Sr Vice President & CFO & Treasurer
                                             -----------------------------------

ATTEST

/s/ [ILLEGIBLE]
----------------------------------
Secretary


                                             PORTLAND GENERAL ELECTRIC COMPANY

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary


                                             PACIFIC POWER & LIGHT COMPANY,
                                             now PACIFICORP

                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

ATTEST:

----------------------------------
Secretary

STATE OF WASHINGTON     )
                        ) ss.
County of Spokane       )

      On this 29th day of June, 1998, before me, the undersigned Notary Public in and for the State of Washington, personally appeared Jon E. Eliassen, known to me to be the Sr. Vice President, CFO & Treasurer of THE WASHINGTON WATER POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


      [NOTARIAL SEAL]                  /s/ Sue Miner Sue Miner
                                       -----------------------------------------
                                       Notary Public for the State of Washington
                                       Residing at Spokane
                                       My Commission expires 10-14-99

STATE OF OREGON         )
                        ) ss.
County of Multnomah     )

      On this __ day of __________, 1998, before me, the undersigned Notary Public in and for the State of Oregon, personally appeared
_________________________________________________, known to me to be the
_______________________ of PORTLAND GENERAL ELECTRIC COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                           -------------------------------------
                                           Notary Public for the State of Oregon
                                           Residing at _______________________
                                           My Commission expires _____________

            Users. Any attempted or purported transfer made other than in accordance with this Section 24 either voluntarily or by operation of law shall be void and of no effect.

      NOW, THEREFORE, the parties mutually agree to amend the Ownership Agreement as follows:

      1. The last paragraph of Section 24 is deleted and the following paragraph is inserted in lieu thereof:

            No transfer or assignment of any interest in the Project or any part thereof pursuant to subsections (d), (e), (f) or (g) above may be made unless simultaneously the Owner's or Project User's rights under the Project Agreements (except for the Transmission Agreement) which relate to such interest, are similarly transferred or assigned to the same Person or Persons, and such Person or Persons have assumed in writing all the duties and obligations of the Owner or Project User making such transfer or assignment under the Project Agreements (except for the Transmission Agreement) which relate to the interest being transferred or assigned. An Owner or Project User may transfer all of its rights to the Project and all Project Agreements (except for the Transmission Agreement) and retain all of its right, title and interest in and to the Transmission System and the Transmission Agreement. Transfers or assignments shall not relieve any Owner or Project User of any obligation hereunder, except to the extent agreed in writing by all other Project Users. Any attempted or purported transfer made other than in accordance with this Section 24 either voluntarily or by operation of law shall be void and of no effect.

      2. The Ownership Agreement, as amended by Amendment No. 1 and this Amendment No. 2, remains in full force and effect.

      IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 2 in several counterparts.

                                             THE MONTANA POWER COMPANY


                                        By:  /s/  Arthur K. Neill
                                             -----------------------------------
                                        Its: EXEC. V.P.
                                             -----------------------------------

ATTEST:


/s/ [ILLEGIBLE]
----------------------------------
Secretary

STATE OF MONTANA              )
                              ) ss.
County of Butte-Silver Bow    )

      On this 22nd day of June, 1998, before me, the undersigned Notary Public in and for the State of Montana, personally appeared Arthur K. Neill, known to me to be the Exec. Vice President of THE MONTANA POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Notary Public for the State of Montana
                                          Residing at Butte, Montana
                                          My Commission expires 6/1/2000


STATE OF WASHINGTON     )
                        ) ss.
County of King          )

      On this __ day of _________, 1998, before me, the undersigned Notary Pubic in and for the State of Washington. personally appeared _________________, known to me to be the _________ of PUGET SOUND POWER & LIGHT COMPANY, now PUGET SOUND ENERGY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                       -----------------------------------------
                                       Notary Public for the State of Washington
                                       Residing at _____________________________
                                       My Commission expires ___________________
                                        PUGET SOUND POWER & LIGHT COMPANY,
                                        now PUGET SOUND ENERGY

                                   By:  ________________________________________

                                   Its: ________________________________________

ATTEST:

___________________________________
Secretary


                                        THE WASHINGTON WATER POWER COMPANY

                                   By:  ________________________________________

                                   Its: ________________________________________

ATTEST:

___________________________________
Secretary


                                        PORTLAND GENERAL ELECTRIC COMPANY

                                   By:  /s/ Walter E. Pollock
                                        ----------------------------------------
                                   Its: Senior Vice President
                                        ----------------------------------------

ATTEST:

/s/ [Illegible]
-----------------------------------
Secretary


                                        PACIFIC POWER & LIGHT COMPANY,
                                        now PACIFICORP

                                   By:  ________________________________________

                                   Its: ________________________________________

ATTEST:

___________________________________
Secretary

STATE OF WASHINGTON  )
                     ) ss.
County of Spokane    )

      On this ___ day of ______________, 1998, before me, the undersigned Notary Public in and for the State of Washington, personally appeared
______________________, known to me to be the __________________________ of THE
WASHINGTON WATER POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.

                                       _________________________________________
                                       Notary Public for the State of Washington
                                       Residing at _____________________________
                                       My Commission expires ___________________

STATE OF OREGON      )
                     ) ss.
County of Multnomah  )

      On this 30 day of June, 1998, before me, the undersigned Notary Public in and for the State of Oregon, personally appeared Walter E. Pollock, known to me to be the Senior Vice President of PORTLAND GENERAL ELECTRIC COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


===================================    /s/ Karen J. Lewis
           OFFICIAL SEAL               -----------------------------------------
[SEAL]     KAREN J. LEWIS              Notary Public for the State of Oregon
       NOTARY PUBLIC - OREGON          Residing at Portland, Oregon
       COMMISSION NO. 038220           My Commission expires 10/20/98
MY COMMISSION EXPIRES OCT. 20, 1998
===================================